UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Lotus Park, The Causeway, Staines-Upon-Thames
Surrey TW18 3AG, United Kingdom
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +44 017 8463 6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Ordinary shares, par value $0.20 per share	MNK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.      Regulation FD Disclosure.
On May 28, 2019, Mallinckrodt plc (“Mallinckrodt” or the “Company”) issued a press release announcing an update on the Company’s previously announced spin-off of its Specialty Generics business to its shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as otherwise expressly set forth by specific reference in such a filing.
Item 8.01.     Other Events.
On May 28, 2019, the Company announced updated plans for its previously announced spin-off of a new company (“SpinCo”) consisting of Mallinckrodt’s Specialty Generics/Active Pharmaceutical Ingredients business to Company shareholders. It was previously announced, and reflected in the preliminary registration statement on Form 10 filed by SpinCo, with the U.S. Securities and Exchange Commission (“SEC”), that SpinCo would include AMITIZA (lubiprostone). As part of the newly announced updated plans for the spin-off, it has been determined that the Company will retain the AMITIZA product.
The spin-off is expected to be completed in the second half of 2019, subject to the satisfaction of a number of conditions, including final approval of the Company’s board of directors, an opinion from tax counsel regarding the treatment of the spin-off as generally tax-free for U.S. federal income tax purposes to Company shareholders, and the SEC declaring SpinCo’s Form 10 registration statement effective. There can be no assurance regarding the final allocation of assets between the two companies, the ultimate timing of the spin-off, or that it will be completed.
Cautionary Statements Related to Forward-Looking Statements
Statements in this Current Report on Form 8-K that are not strictly historical, including statements regarding future financial condition and operating results, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s businesses and any other statements regarding events or developments the Company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.
There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the proposed spin-off of the Specialty Generics business, including the allocation of assets and liabilities between the two companies, the anticipated indebtedness of the two companies upon and following completion of the separation, the costs associated with the contemplated separation and spin-off, the expected benefits of the transaction, and the expected timeframe to complete such a transaction; general economic conditions and conditions affecting the industries in which Mallinckrodt operates; the commercial success of Mallinckrodt’s products; Mallinckrodt’s ability to realize anticipated growth, synergies and cost savings from acquisitions; conditions that could necessitate an evaluation of Mallinckrodt’s intangible assets for possible impairment; changes in laws and regulations; Mallinckrodt’s ability to successfully integrate acquisitions of operations, technology, products and businesses generally and to realize anticipated growth, synergies and cost savings; Mallinckrodt’s and Mallinckrodt’s licensers’ ability to successfully develop or commercialize new products; Mallinckrodt’s and Mallinckrodt’s licensers’ ability to protect intellectual property rights; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; the reimbursement practices of a small number of public or private insurers; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; limited clinical trial data for H.P. Acthar Gel; complex reporting and payment obligations under healthcare rebate programs; Mallinckrodt’s ability to navigate price fluctuations; future changes to U.S. and foreign tax laws; Mallinckrodt’s ability to achieve expected benefits from restructuring activities; complex manufacturing processes; competition; product liability losses and other litigation liability; ongoing governmental investigations; material health, safety and environmental liabilities; retention of key personnel; conducting business internationally; the effectiveness of information technology infrastructure; and cybersecurity and data leakage risks.
These and other factors are identified and described in more detail in the “Risk Factors” section of Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended December 28, 2018. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release of Mallinckrodt plc, dated May 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY

By:	/s/ Mark J. Casey
Mark J. Casey
General Counsel
Date: May 28, 2019